UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 530-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 5, 2012, MIPS Technologies, Inc. (“MIPS”) issued a news release announcing that MIPS had entered into (a) an Agreement and Plan of Merger relating to the acquisition of MIPS by Imagination Technologies Group plc and the other matters described therein and (b) a Patent Sale Agreement relating to the sale of certain patents to Bridge Crossing, LLC, an acquisition vehicle of Allied Security Trust I, and the other matters described therein. Both transactions are subject to customary closing conditions, including the approval of MIPS’ stockholders, who will vote separately on each of the transactions. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Additional Information and Where You Can Find It

In connection with the proposed transactions, MIPS intends to file a definitive proxy statement and other relevant materials with the SEC. The proxy statement and other relevant materials, and any other documents to be filed by MIPS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from MIPS’ website at www.mips.com or by contacting MIPS Investor Relations at: ir@mips.com. Investors and security holders of MIPS are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to each of the proposed transactions because they will contain important information about the transactions and the parties to the transactions.

MIPS and its executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MIPS’ stockholders in favor of the proposed transactions. A list of the names of MIPS’ executive officers and directors and a description of their respective interests in MIPS are set forth in the proxy statement for MIPS’ 2011 Annual Meeting of Stockholders, MIPS’ 2012 Annual Report on Form 10-K and Amendment No. 1 thereto, in any documents subsequently filed by its directors and executive officers under the Securities Exchange Act of 1934, as amended, and the proxy statement and other relevant materials filed with the SEC in connection with the transactions when they become available. Certain executive officers and directors of MIPS have interests in the proposed transactions that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transactions will be described in the proxy statement relating to the transactions when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report:

99.1 News release of MIPS Technologies, Inc., dated November 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	MIPS TECHNOLOGIES, INC.

	By:	/s/ Sandeep Vij
Sandeep Vij
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Description
99.1	News release of MIPS Technologies, Inc., dated November 5, 2012